AMENDMENT NO. 1 TO
NOTE

This Amendment No. 1 to the 9% Amended and Restated Senior Secured Convertible Promissory Note (the “Note”) dated February 23, 2012, is entered into to be effective as of March 30, 2012, by and among Pershing Gold Corporation, a Nevada corporation, with principal executive offices located at 1658 Cole Boulevard, Building 6-Suite 210, Lakewood, Colorado (f/k/a Sagebrush Gold, Ltd.) (“Pershing”), and Gold Acquisition Corp., a Nevada corporation, with principal executive offices located at  1658 Cole Boulevard, Building 6-Suite 210, Lakewood Colorado (“GAC,” and together with Pershing, collectively, the “Makers”), and the holder of the Note, signatory hereto (the “Holder”).

WHEREAS, the Holder and the Makers desire to amend the Note in order to amend the Conversion Price of the Note.

NOW THEREFORE, in consideration of the above, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Section 3.2 of the Note shall be amended and restated as follows:

“Conversion Price

The term “Conversion Price” shall mean $0.35, subject to adjustment under Section 3.5   hereof for all circumstances and in all cases set forth in such section since the Issuance Date.”

2.
All other terms and provisions of the Note in direct conflict with the amendments specifically set forth herein are hereby amended to conform to these amendments; and except for these amendments, all other terms and conditions of the Note shall remain unamended hereby and in full force and effect.

3.
This Amendment, together with the Note, embodies the entire agreement and understanding among the Makers and the Holder relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

4.
If any provision of this Amendment, or the application of such provisions to any person or circumstance, shall be held invalid, the remainder of this Amendment, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

5.
This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same agreement.  A facsimile transmission of this signed Amendment shall be legal and binding on all parties hereto.

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6.
Attached hereto as Annex A is a conversion notice duly executed by the Holder to convert a portion of the outstanding principal amount of the Note and interest accrued thereon as of the date hereof into shares of common stock of Pershing.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have duly caused this Amendment to be executed and delivered on the date first written above.

MAKERS:                                                                           HOLDER:

PERSHING GOLD CORPORATION                               PLATINUM LONG TERM GROWTH LLC

By:    _________________________                         By: ____________________________
Title: Chief Executive Officer                                           Title:___________________________

GOLD ACQUISITION CORP.

By:   _________________________
Title: President

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AMENDMENT NO. 2 TO
NOTE

This Amendment No. 2 to the 9% Amended and Restated Senior Secured Convertible Promissory Note (the “Note”) dated February 23, 2012, as amended by Amendment No.1 the date hereof, is entered into to be effective as of March 30, 2012, by and among Pershing Gold Corporation, a Nevada corporation, with principal executive offices located at 1658 Cole Boulevard, Building 6-Suite 210, Lakewood Colorado (“Pershing”), and Gold Acquisition Corp., a Nevada corporation, with principal executive offices located at  1658 Cole Boulevard, Building 6-Suite 210, Lakewood Colorado (“GAC,” and together with Pershing, collectively, the “Makers”), and the holder of the Note, signatory hereto (the “Holder”).

WHEREAS, the Holder and the Makers desire to amend the Note in order to allow for the conversion of the principal amount of the Note (together with accrued and unpaid interest thereon) into shares of Pershing’s Preferred Stock at a Conversion Price (as defined in the Note) of $1.00 per share (the stated value of the Preferred Stock) and to delete Section 3.4 of the note and related references to Section 3.4 of the Note.

NOW THEREFORE, in consideration of the above, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	The last sentence of Section 1.2 is amended and restated as follows:

“Notwithstanding the foregoing, interest on this Note shall be payable only in cash in the event that, as of any Interest Payment Date, (A) any Event of Default has occurred and is continuing, and/or (B) the Common Stock is not then listed or traded on an Interest Payment Trading Market.”

2.
Notwithstanding anything to the contrary set forth in Article III of the Note, the Note shall be convertible into shares of the Company’s Series D Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) and all references to Common Stock (as defined in the Note) in Article III of the Note and other Sections of the Note that pertain to the conversion of the note into shares of Common Stock shall, as applicable, be deemed to refer to the Preferred Stock of the Company.

3.	Section 3.2 of the Note shall be amended and restated as follows:

“Conversion Price

The term “Conversion Price” shall mean $1.00, subject to adjustment under Section 3.5.”

4.	Section 3.4 of the Note is hereby deleted and replaced with “Intentionally Omitted.”

5.
All other terms and provisions of the Note in direct conflict with the amendments specifically set forth herein are hereby amended to conform to these amendments; and except for these amendments, all other terms and conditions of the Note shall remain unamended hereby and in full force and effect.

6.
This Amendment, together with the Note, embodies the entire agreement and understanding among the Makers and the Holder relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

7.
If any provision of this Amendment, or the application of such provisions to any person or circumstance, shall be held invalid, the remainder of this Amendment, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

8.
This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same agreement.  A facsimile transmission of this signed Amendment shall be legal and binding on all parties hereto.

9.	Attached hereto as Annex A is a conversion notice duly executed by the Holder to fully convert the outstanding principal amount of the Note into shares of Preferred Stock of Pershing.

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IN WITNESS WHEREOF, the parties hereto have duly caused this Amendment to be executed and delivered on the date first written above.

MAKERS:                                                                           HOLDER:

PERSHING GOLD CORPORATION                               FROST GAMMA INVESTMENTS TRUST

By:    _________________________                         By:    ____________________________
Title: Chief Executive Officer                                           Title: ____________________________

GOLD ACQUISITION CORP.

By:   _________________________
Title: President

ANNEX A

FORM OF

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount  and accrued interest thereon of the above Note into shares of Preferred Stock of Pershing Gold Corporation according to the conditions hereof, as of the date written below.

Date of Conversion: _March __, 2012__________________________________________

Applicable Conversion Price ____$1.00________________________________________

Number of shares of Preferred Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: ______________________________________________

Signature___________________________________________________________________

Address:__________________________________________________________________

_______________________________________________________________________

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